INVESCO VARIABLE INVESTMENT FUNDS, INC.


                Supplement to Statement of Additional Information
                              Dated April 30, 2001


The section of the Statement of Additional Information entitled "Management of the Funds - Investment Advisory Agreement" is amended to (1) delete the fourth paragraph in its entirety and (2) substitute the following in its place:

     Expenses  not  assumed  by  INVESCO  are  borne  by  the  Funds.   As  full
     compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of:

     High Yield and Utilities Funds

           o  0.60% of each Fund's average net assets.

     Dynamics, Equity Income, Health Sciences, Small Company Growth, Technology and Total Return Funds

           o  0.75% of each Fund's average net assets.

     Blue Chip Growth Fund

           o  0.85% of the Fund's average net assets.

     Real Estate Opportunity Fund

           o  0.90% of the Fund's average net assets.

The date of this Supplement is June 15, 2001.